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                                                                    EXHIBIT 4.1
                                                                 EXECUTION COPY



                                  CINERGY CORP.



                                       AND



                                FIFTH THIRD BANK,

                                     TRUSTEE






                                ----------------



                          SECOND SUPPLEMENTAL INDENTURE



                          DATED AS OF DECEMBER 18, 2001

                                       TO

                                    INDENTURE

                         DATED AS OF SEPTEMBER 12, 2001

                                ----------------



                        SENIOR DEFERRABLE NOTES DUE 2007


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         SECOND SUPPLEMENTAL INDENTURE, dated as of December 18, 2001 (this
"Second Supplemental Indenture"), between CINERGY CORP., a Delaware corporation (the "Company") having its principal office at 139 East Fourth Street, Cincinnati, Ohio 45202, and FIFTH THIRD BANK, an Ohio banking corporation, as Trustee (the "Trustee") under the Indenture dated as of September 12, 2001 between the Company and the Trustee (the "Indenture").

                             Recitals of the Company

         The Company has executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in the Indenture.

         Pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a series of Securities, to be known as its "Senior Deferrable Notes due 2007" (herein called the "Senior Deferrable Notes"), in this Second Supplemental Indenture.

         All things necessary to make this Second Supplemental Indenture a valid agreement of the Company have been done.

         CC Funding Trust I, a Delaware statutory business trust (the "Trust"), has offered to the public up to $316,250,000 in aggregate liquidation amount of its preferred securities (the "Preferred Securities") which, together with purchase contracts issued by the Company which obligate the holder to purchase a specified number of shares of common stock, par value $0.01 per share, of the Company, are being offered to the public in the form of units (the "FELINE PRIDES") and, in connection therewith, the Company has agreed to purchase up to $9,782,000 in aggregate liquidation amount of the Trust's common securities (the "Common Securities" and together with the Preferred Securities, the "Trust Securities"), each representing an undivided beneficial interest in the assets of the Trust, and the Trust proposes to invest the proceeds from such offerings in up to $326,032,000 in aggregate principal amount of the Senior Deferrable Notes

         Now, Therefore, This Second Supplemental Indenture Witnesseth:

         For and in consideration of the premises and the purchase of the Senior Deferrable Notes by the Trust, it is mutually agreed, for the equal and proportionate benefit of the Trust and any other future holders of the Senior Deferrable Notes (the "Holders"), as follows:



                                   ARTICLE ONE
                                   DEFINITIONS

              Section 101. DEFINITION OF TERMS. UNLESS THE CONTEXT OTHERWISE
REQUIRES:

                     (a) any term defined anywhere in this Second Supplemental Indenture has the same meaning throughout;

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                     (b) any term not defined herein that is defined in the
Indenture has the same meaning when used in this Second Supplemental Indenture;

                     (c) any term not defined herein or in the Indenture that is defined in Amended and Restated Declaration of Trust, dated December 18, 2001 (the "Declaration") of the Trust, has the same meaning when used in this Second Supplemental Indenture;

                     (d) the term "Business Day," as used in the Indenture and this Second Supplemental Indenture with respect to the Senior Deferrable Notes, shall mean any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York, New York, or Cincinnati, Ohio, are authorized or required by law or executive order to remain closed, or a day on which the Trustee or the Property Trustee is closed for business.

                                  ARTICLE TWO
                TERMS AND ISSUANCE OF THE SENIOR DEFERRABLE NOTES

                     Section 201. ISSUE OF SENIOR DEFERRABLE NOTES. A series of Securities which shall be designated the "Senior Deferrable Notes due 2007" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Indenture and this Second Supplemental Indenture (including the forms of Senior Deferrable Note set forth as Exhibits A and B hereto). The Senior Deferrable Notes will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally with all other existing or future unsecured and unsubordinated indebtedness of the Company. The aggregate principal amount of Senior Deferrable Notes of the series created hereby which may be authenticated and delivered under the Indenture shall not, except as permitted by the provisions of the Indenture, exceed $326,032,000. The Senior Deferrable Notes shall be initially issued in certificated form to the Trust (the "Initial Senior Deferrable Notes") and shall be substantially in the Form of Exhibit B hereto. The terms of such Senior Deferrable Notes are herein incorporated by reference and made part of this Second Supplemental Indenture.

              Section 202. MATURITY. Unless a Tax Event Redemption occurs or the Senior Deferrable Notes are repurchased by the Company at the Holders' option following a Failed Remarketing as described in Section 205(b), the entire principal amount of the Senior Deferrable Notes will mature and become due and payable, together with any accrued and unpaid interest thereon, on February 16, 2007 (the "Maturity Date").

              Section 203. GLOBAL SENIOR DEFERRABLE NOTES. In the event of an involuntary or voluntary liquidation and dissolution of the Trust (other than in connection with a Tax Event Redemption):

                     (a) If the Preferred Securities are held in book-entry form, the Initial Senior Deferrable Notes may be presented to the Trustee by the Property Trustee, along with written certification by the Property Trustee that the Preferred Securities are held in book-entry form, in exchange for a Global Security in the form of Exhibit A in an aggregate principal


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amount equal to all Outstanding Senior Deferrable Notes (a "Global Senior
Deferrable Note"). The securities depositary for the Global Senior Deferrable Note will be The Depository Trust Company (the "Depositary"). The Global Senior Deferrable Note will be registered in the name of the Depositary or its nominee, and delivered by the Trustee to the Depositary or a custodian appointed by the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Property Trustee. The Company upon any such presentation shall execute a Global Senior Deferrable Note in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture and this Second Supplemental Indenture. Payments on the Senior Deferrable Notes issued as a Global Senior Deferrable Note will be made to the Depositary or its nominee.

                     (b) If any Preferred Securities are held in non book-entry certificated form ("Non-Book-Entry Preferred Securities"), the Initial Senior Deferrable Notes may be presented to the Trustee by the Property Trustee, along with written identification by the Property Trustee of the certificates representing such Non-Book Entry Preferred Securities and of the liquidation amount thereof, and such Non Book-Entry Preferred Securities will be deemed to represent beneficial interests in Senior Deferrable Notes presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non-Book-Entry Preferred Securities until the certificates representing such Non-Book-Entry Preferred Securities are presented to the Securities Registrar for transfer or reissuance, at which time such certificates will be canceled and a Senior Deferrable Note registered in the name of the holder of the Non-Book Entry Preferred Security or the transferee of the holder of such Non-Book Entry Preferred Security, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Non-Book Entry Preferred Security canceled will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture and this Second Supplemental Indenture. On issue of such Senior Deferrable Notes, Senior Deferrable Notes with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

              Section 204. INTEREST.

                     (a) Each Senior Deferrable Note will bear interest at the rate of 6.9% per annum from December 18, 2001 to but excluding February 16, 2005, and at the Reset Rate (which shall not be lower than 6.9% per annum nor higher than the maximum rate permitted by applicable law) thereafter, payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing February 16, 2002 (the "Interest Payment Dates") to the Holder in whose name such Senior Deferrable Note is registered at the close of business on the Business Day preceding such Interest Payment Date.

                     (b) The record dates for the payment of interest on the Senior Deferrable Notes on any Interest Payment Date, shall be (i) as long as the Senior Deferrable Notes are represented by a Global Senior Deferrable Note or the Initial Senior Deferrable Notes, the Business Day preceding each Interest Payment Date or (ii) if the Senior Deferrable Notes are


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issued pursuant to Section 203(b) above, the fifteenth Business Day prior to each Interest Payment Date.

                     (c) The interest rate on the Senior Deferrable Notes outstanding on and after the Remarketing Date will be reset to the Reset Rate, and interest will accrue on the Senior Deferrable Notes at the Reset Rate from and including February 16, 2005 (the "Reset Date"). The Company will cause the Reset Agent to provide the Reset Rate to the Trustee on or prior to the Reset Date.

                     (d) The amount of interest payable on the Senior Deferrable Notes for any period will be computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Senior Deferrable Notes is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without interest or other payment in respect of any such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day.

              Section 205. REDEMPTION.

                     (a) If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Senior Deferrable Notes, redeem the Senior Deferrable Notes in whole (but not in part) within 90 days following the occurrence of such Tax Event, at a price equal to, for each Senior Deferrable Note, the Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date (as defined below). If the Company elects to exercise such an option to redeem the Senior Deferrable Notes upon a Tax Event,
(i) the Company shall certify in writing to the Trustee the occurrence of a Tax Event and the applicable Redemption Amount; (ii) the aggregate Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date (as defined below), shall be paid prior to 12:00 noon, New York City time, on the date of redemption (the "Tax Event Redemption Date") by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder, PROVIDED that the Company shall have deposited with the Trustee an amount sufficient to pay the aggregate Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date, by 9:00 a.m. on the Tax Event Redemption Date; (iii) the Company shall appoint a Quotation Agent in connection with a Tax Event Redemption; and (iv) such redemption shall otherwise be in accordance with the provisions of Article 11 of the Indenture.

                     (b) If a Failed Remarketing has occurred, each Holder of Senior Deferrable Notes will have the right to deliver the Senior Deferrable Notes to the Company for redemption at a price per Senior Deferrable Note equal to $50 plus any accrued and unpaid interest (the "Put Price"). If any Holder of Senior Deferrable Notes elects to exercise such right to have the Company redeem the Senior Deferrable Notes, (i) the Holder shall give written notice


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of such election not less than three Business Days prior to April 1, 2005; (ii)
the aggregate Put Price shall be paid prior to 12:00 noon, New York City time, on April 1, 2005 (the "Repurchase Date") by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder, PROVIDED that the Company shall have deposited with the Trustee an amount sufficient to pay the aggregate Put Price by 9:00 a.m. on the Repurchase Date; and (iii) such redemption shall otherwise be in accordance with Article 11 of the Indenture.

                     (c) Unless the Company defaults in its obligation to pay the Redemption Amount, plus any accrued and unpaid interest including compound interest or the Put Price, on and after the Tax Event Redemption Date or the Repurchase Date, as the case may be, interest shall cease to accrue on the Senior Deferrable Notes so redeemed.

                     (d) Except as provided in Section 205(a) or (b), the Company will have no right to redeem the Senior Deferrable Notes.

                     (e) The Senior Deferrable Notes will not be subject to a sinking fund provision.

                     (f) The Company will have no right to satisfy and discharge any of its obligations on the Senior Deferrable Notes by making, or causing to be made, any deposit of money or Government Obligations provided for by Section 401 of the Indenture.

              Section 206. EVENTS OF DEFAULT. So long as the Senior Deferrable Notes are held by the Property Trustee, it shall be an Event of Default with respect to the Senior Deferrable Notes if the Trust shall have voluntarily or involuntarily dissolved, wound up its business or otherwise terminated its existence except in connection with (i) the distribution of the Senior Deferrable Notes held by the Property Trustee to the holders of the Preferred Securities and Common Securities in liquidation of their interests in the Trust;
(ii) the redemption of all of the outstanding Preferred Securities and Common Securities or (iii) a consolidation, conversion, amalgamation, merger or other transaction involving the Trust that is permitted under Section 3.15 or Article 8 of the Declaration.

              Section 207. PAYING AGENT; SECURITIES REGISTRAR. If the Senior Deferrable Notes are issued in certificated form pursuant to Section 203(b) above, the Paying Agent and the Securities Registrar for the Senior Deferrable Notes shall be the Property Trustee.

              Section 208. EXTENSION OF INTEREST PAYMENT PERIOD. The Company shall have the right at any time and from time to time, so long as no Event of Default with respect to the Senior Deferrable Notes has occurred and is continuing, to defer payments of interest by extending the interest payment period of such Senior Deferrable Notes for a period not extending beyond the Maturity Date (an "Extension Period"), during which Extension Period no interest shall be due and payable. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 208, will accrue at the rate of 9.5% per annum to but excluding February 16, 2005, and at the Reset


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Rate (which shall not be lower than 6.9% per annum nor higher than the maximum rate permitted by applicable law) thereafter, compounded quarterly for each quarter of such Extension Period ("Compounded Interest"). At the end of such Extension Period, the Company shall pay all interest accrued and unpaid on the Senior Deferrable Notes and Compounded Interest (together, "Deferred Interest") that shall be payable to the Holders of the Senior Deferrable Notes in whose names the Senior Deferrable Notes are registered in the Security Register on the first Regular Record Date after the end of the Extension Period. Prior to the expiration of any Extension Period, the Company may further extend such period, provided that such period together with all such previous and further extensions thereof shall not extend beyond the Maturity Date. Upon termination of any Extension Period and the payment of all Deferred Interest then due, the Company may commence a new Extension Period, PROVIDED that such Extension Period, together with all extensions thereof, may not extend beyond the Maturity Date. No interest shall be due and payable during an Extension Period except at the end thereof, but the Company, at its option, may prepay on any Interest Payment Date all or any portion of the interest accrued during the then elapsed portion of an Extension Period.

              Section 209. NOTICE OF EXTENSION. The Company shall give written notice to the Trustee (and the Trustee shall give notice thereof to Holders of Senior Deferrable Notes) of its election of any Extension Period (or any further extension thereof) at least five Business Days before the earlier of (i) the date on which interest on the Senior Deferrable Notes would have been payable except for the election to begin or extend the Extension Period (whether or not an Interest Payment Date), (ii) the record date therefor, or (iii) the date the Trustee is required to give notice to any securities exchange or to Holders of Senior Deferrable Notes of such date on which interest on Senior Deferrable Notes would have been payable or of the record date therefor.

              Section 210. PLACE OF PAYMENT. The Place of Payment will be initially the principal corporate trust office of the Trustee which, at the date hereof, is located at 38 Fountain Square Plaza Cincinnati, Ohio 45263.

                                 ARTICLE THREE
                                    EXPENSES

              Section 301. PAYMENT OF EXPENSES. In connection with the offering, sale and issuance of the Senior Deferrable Notes to the Trust in connection with the sale of the Preferred Securities and Common Securities by the Trust, the Company will pay for all costs and expenses relating to the offering, sale and issuance of the Senior Deferrable Notes, including compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of the Indenture.


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                                  ARTICLE FOUR
                                    COVENANTS

              Section 401. COVENANTS DURING AN EXTENSION PERIOD OR IN THE EVENT OF AN EVENT OF DEFAULT. During an Extension Period or if an Event of Default with respect to the Senior Deferrable Notes occurs and is continuing, then the Company shall not:

                     (a) declare or pay any dividends or distributions on its capital stock,

                     (b) redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock,

                     (c) make any distribution on any trust preferred security that ranks PARI PASSU with the Preferred Securities or pay interest on senior deferrable debt with similar deferral provisions to the Senior Deferrable Notes; or

                     (d) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank subordinate in right of payment to, the Senior Deferrable Notes or make any guarantee payments with respect to any guarantee by the Company of the debt of any subsidiary of the Company if such guarantee ranks subordinate in right of payment to, the Senior Deferrable Notes.

Notwithstanding the foregoing, the Company may (i) purchase or acquire capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee or director compensation or benefit plans, under its direct stock purchase and dividend reinvestment plan or pursuant to any contract or security outstanding on the first day of any such Extension Period or Event of Default, as the case may be, requiring the Company to purchase capital stock of the Company, (ii) reclassify the Company's capital stock or exchange or convert one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iii) purchase fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) declare or pay dividends or distributions in capital stock of the Company, (v) redeem or repurchase any rights pursuant to a rights agreement or (vi) make payments under the Guarantee.

              Section 402. ADDITIONAL COVENANTS RELATING TO THE TRUST. As long as the Preferred Securities remain outstanding, the Company will:

                     (a) maintain, directly or indirectly, 100% ownership of the Common Securities;

                     (b) cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by the Declaration;


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                     (c)    use its commercially reasonable efforts to ensure
that the Trust will not be an "investment company" required to be registered under the Investment Company Act of 1940;

                     (d) not take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

                     (e) pay all of the debts and obligations of the Trust (other than with respect to the securities issued by the Trust) and all costs and expenses of the Trust (including, but not limited to, all costs and expenses relating to the organization of the Trust, the fees and expenses of the Property Trustee, the Delaware Trustee and the Administrative Trustee and all costs and expenses relating to the operation of the Trust) and any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States, or any other taxing authority, so that the net amounts received and retained by the Trust after paying such expenses will be equal to the amounts the Trust would have received had no debts, obligations, costs, expenses, taxes, duties, assessments or governmental charges been incurred by or imposed on the Trust.

                                  ARTICLE FIVE
                    ORIGINAL ISSUE OF SENIOR DEFERRABLE NOTES

              Section 501. ORIGINAL ISSUE OF SENIOR DEFERRABLE NOTES. Senior Deferrable Notes in an aggregate principal amount of up to $326,032,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Senior Deferrable Notes upon receipt of Company Order for authentication and delivery, without any further action by the Company.

                                  ARTICLE SIX
                    RIGHTS OF HOLDERS OF PREFERRED SECURITIES

              Section 601. PREFERRED SECURITY HOLDERS' RIGHTS. Notwithstanding
Section 507 of the Indenture, if the Property Trustee fails to enforce its rights under the Senior Deferrable Notes after a holder of Preferred Securities has made a written request, the holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person.

              Section 602. DIRECT ACTION. Notwithstanding any other provision of the Indenture, for as long as any Preferred Securities remain outstanding, to the fullest extent permitted by law, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Senior Deferrable Notes on the date such interest or principal is otherwise payable (or in the case of redemption, the Tax Event Redemption Date or Repurchase Date), then a holder of Preferred Securities may


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institute a proceeding directly against the Company (a "Direct Action") to enforce payment to such holder of the principal or interest on Senior Deferrable Notes having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder.

              Section 603. PAYMENTS PURSUANT TO DIRECT ACTIONS. The Company will have the right to set off against its obligations to the Trust, as Holder of the Senior Deferrable Notes, any payment made to a holder of Preferred Securities in connection with a Direct Action.

              Section 604. MODIFICATIONS. So long as any Preferred Securities remain outstanding, (i) no amendment to this Indenture shall be made that adversely affects the holders of the Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a Majority in Liquidation Amount (as defined in the Declaration) of the Preferred Securities then outstanding unless and until the principal of the Senior Deferrable Notes and all accrued and unpaid interest thereon have been paid in full, and (ii) no amendment shall be made to this Article Six of this Second Supplemental Indenture that would impair the rights of the holders of the Preferred Securities without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal of the Senior Deferrable Notes and all accrued and unpaid interest thereon have been paid in full.

                                  ARTICLE SEVEN
                                   REMARKETING

              Section 701. EFFECTIVENESS OF THIS ARTICLE. Upon a distribution of the Senior Deferrable Notes upon the liquidation and dissolution of the Trust which occurs prior to the Remarketing of the Preferred Securities pursuant to the Declaration, the Senior Deferrable Notes shall be Remarketed in accordance with the Remarketing procedures of the Declaration where all references in the Remarketing procedures to (i) the Preferred Securities shall be read as references to the Senior Deferrable Notes and (ii) the Property Trustee shall be read as references to the Indenture Trustee, unless the context requires otherwise. Until such a distribution, or if such distribution occurs after the Remarketing of the Preferred Securities pursuant to the Declaration, this Article Seven will have no effect.

                                 ARTICLE EIGHT
                            ACCELERATION OF MATURITY

              Section 801. AUTOMATIC ACCELERATION. If an Event of Default with respect to the Senior Deferrable Notes specified in clause (5) or (6) of Section 501 of the Indenture occurs and is continuing, the principal of the Senior Deferrable Notes shall become due and payable immediately, without any declaration, notice or other act on the part of the Trustee or any holder thereof.


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                                  ARTICLE NINE
                                  MISCELLANEOUS

              Section 901. EXECUTION OF SUPPLEMENTAL INDENTURE. This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and, as provided in the Indenture, this Second Supplemental Indenture forms a part thereof.

              Section 902. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof or of the Indenture which is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

              Section 903. CONSTRUCTION. The Article and Section headings herein are for convenience only and shall not affect the construction hereof. Unless otherwise indicated herein, a reference to a Section or Article is to a Section or Article of this Second Supplemental Indenture.

              Section 904. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Second Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

              Section 905. SEPARABILITY CLAUSE. In case any provision in this Second Supplemental Indenture or in the Senior Deferrable Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              Section 906. BENEFITS OF SECOND SUPPLEMENTAL INDENTURE. Nothing in this Second Supplemental Indenture or in the Senior Deferrable Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

              Section 907. GOVERNING LAW. This Second Supplemental Indenture and each Senior Deferrable Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

              Section 908. RECITALS. The recitals contained in this Second Supplemental Indenture shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed as of the day and year first above written.

                                  CINERGY CORP.




                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------




                                  FIFTH THIRD BANK, as Trustee




                                  By:
                                     -------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

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                                                                      EXHIBIT A


                    [FORM OF FACE OF SENIOR DEFERRABLE NOTE]



THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE OF THE DEPOSITARY TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.



REGISTERED                                                           REGISTERED



                                  CINERGY CORP.


                         SENIOR DEFERRABLE NOTE DUE 2007




No._______________                                                 $___________

CUSIP No.____________



                  CINERGY CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to herein), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum of $________________ (____________________ Dollars)
on February 16, 2007, and to pay interest on said principal sum from December 18, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 16, May 16, August 16 and November 16 of each year (an "Interest Payment Date") commencing February 16, 2002, at the


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rate of 6.9% per annum to but excluding February 16, 2005, and at the Reset Rate
(which shall not be lower than 6.9% per annum nor higher than the maximum rate permitted by applicable law) thereafter, until the principal hereof shall have become due and payable, and to pay interest on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at 9.5% per annum to but excluding February 16, 2005, and at the Reset Rate (which shall not be lower than 6.9% per annum nor higher than the maximum rate permitted by applicable law) thereafter, compounded quarterly. Any deferred interest shall accrue interest at the rate set forth in the Second Supplemental Indenture, dated as of December 18, 2001 (the "Second Supplemental Indenture"), between the Company and Fifth Third Bank, as Trustee. The amount of interest payable for any period will be computed (1) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (2) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Holder in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which, shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

                  Interest on this Security is deferrable, at the election of the Company, in accordance with the terms of the Second Supplemental Indenture.

                  This Security is, to the extent provided in the Indenture, unsecured and will rank in right of payment equally with all other unsecured and unsubordinated obligations of the Company.

                  Additional provisions of this Security are set forth on the reverse side hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                             CINERGY CORP.




Dated:___________________                    By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------






                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series referred to in the within-mentioned Indenture.

Dated:_____________________                  FIFTH THIRD BANK, as Trustee



                                             By:
                                                -------------------------------
                                                 Authorized Officer

                   (FORM OF REVERSE OF SENIOR DEFERRABLE NOTE)

                                  CINERGY CORP.

                         SENIOR DEFERRABLE NOTE DUE 2007



                  This Senior Deferrable Note is one of a duly authorized series of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under the Indenture, dated as of September 12, 2001 pursuant to a Second Supplemental Indenture dated as of December 18, 2001 (herein called the "Indenture"), between the Company and Fifth Third Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $283,506,000.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  This Security is not subject to any sinking fund, nor may this Security be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event or following a Failed Remarketing as described below.

                  The indebtedness of this Security will not be subject to defeasance pursuant to the Indenture.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Securities, redeem the Securities in whole (but not in part) within 90 days following the occurrence of such Tax Event at the Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date. The Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date, shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

                  If a Failed Remarketing has occurred, each Holder of Securities will have the right to deliver the Securities to the Company for redemption at a price per Security equal to the Put Price. The Holder shall give written notice of such election not less than three Business Days prior to April 1, 2005 and the aggregate Put Price shall be paid prior to 12:00 noon, New York City time, on April 1, 2005 by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities at the time of each series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary is at any time unwilling or unable to continue as Depositary for such series or no longer eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, or (y) the Company executes and delivers to the Trustee an Order providing that this Security shall be so exchangeable. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company to be maintained by the Trustee for that purpose in the City of Cincinnati, Ohio, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto and by such other documents satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Security Registrar initially appointed under the Indenture for the Securities is Fifth Third Bank.

                  The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $50 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in this Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

                  This Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM                 - as tenants in common
   TEN ENT                 - as tenants by the entireties
   JT TEN                  - as joint tenants with right of survivorship and not
                            as tenants in common
   UNIF GIFT MIN ACT -     _________________ Custodian _______________
                               (Cust)                  (Minor) Under
                       Uniform Gifts to Minors Act

             ----------------------------

Additional abbreviations may also be used though not in the above list.

-----------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------

--------------------------------------------------------------

------------------------------------------------------------------------

           (Please Print or Typewrite Name and Address of Assignee)

the within instrument of CINERGY CORP. and does hereby irrevocably constitute and appoint _________________________________________________ Attorney to
transfer said instrument on the books of the within-named corporation, with full power of substitution in the premises.

Dated: __________________                            ___________________________
                                                     Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.

                                                                       EXHIBIT B


                    [FORM OF FACE OF SENIOR DEFERRABLE NOTE]


REGISTERED                                                           REGISTERED



                                  CINERGY CORP.


                         SENIOR DEFERRABLE NOTE DUE 2007



No._______________                                                 $___________

CUSIP No.____________

                  CINERGY CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to herein), for value received, hereby promises to pay _____________________, or registered assigns, the principal sum of $________________ (____________________
Dollars) on February 16, 2007, and to pay interest on said principal sum from December 18, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 16, May 16, August 16, and November 16 of each year (an "Interest Payment Date") commencing February 16, 2002, at the rate of 6.9% per annum to but excluding February 16, 2005, and at the Reset Rate (which shall not be lower than 6.9% per annum nor higher than the maximum rate permitted by applicable law) thereafter, until the principal hereof shall have become due and payable, and to pay interest on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at 9.5% per annum to but excluding February, 16, 2005, and at the Reset Rate (which shall not be lower than 6.9% per annum nor higher than the maximum rate permitted by applicable law) thereafter, compounded quarterly. Any deferred interest shall accrue interest at the rate set forth in the Second Supplemental Indenture, dated as of December 18, 2001 (the "Second Supplemental Indenture"), between the Company and Fifth Third Bank, as Trustee. The amount of interest payable for any period will be computed (1) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (2) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Holder in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which, shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

                  Interest on this Security is deferrable, at the election of the Company, in accordance with the terms of the Second Supplemental Indenture.

                  This Security is, to the extent provided in the Indenture, unsecured and will rank in right of payment equally with all other unsecured and unsubordinated obligations of the Company.

                  Additional provisions of this Security are set forth on the reverse side hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                      CINERGY CORP.




                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------








                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series referred to in the within-mentioned Indenture.

Dated:___________________                      FIFTH THIRD BANK, as Trustee



                                               By:
                                                  ------------------------------
                                                   Authorized Officer

                   (FORM OF REVERSE OF SENIOR DEFERRABLE NOTE)

                                  CINERGY CORP.

                         SENIOR DEFERRABLE NOTE DUE 2007





                  This Senior Deferrable Note is one of a duly authorized series of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under the Indenture, dated as of September 12, 2001 pursuant to a Second Supplemental Indenture dated as of December 18, 2001 (herein called the "Indenture"), between the Company and Fifth Third Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $326,032,000.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  This Security is not subject to any sinking fund, nor may this Security be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event or following a Failed Remarketing as described below.

                  The indebtedness of this Security will not be subject to defeasance pursuant to the Indenture.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Securities, redeem the Securities in whole (but not in part) within 90 days following the occurrence of such Tax Event at the Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date. The Redemption Amount, plus any accrued and unpaid interest including compound interest if any to the Tax Event Redemption Date, shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

                  If a Failed Remarketing has occurred, each Holder of Securities will have the right to deliver the Securities to the Company for redemption at a price per Security equal to the Put Price. The Holder shall give written notice of such election not less than three Business Days prior to April 1, 2005 and the aggregate Put Price shall be paid prior to 12:00 noon, New York City time, on April 1, 2005 by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities at the time of each series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company to be maintained by the Trustee for that purpose in the City of Cincinnati, Ohio, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto and by such other documents satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Security Registrar initially appointed under the Indenture for the Securities is Fifth Third Bank.

                  The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $50 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in this Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

                  This Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM                - as tenants in common
    TEN ENT                - as tenants by the entireties
    JT TEN                 - as joint tenants with right of survivorship and not
                             as tenants in common
    UNIF GIFT MIN ACT -    _________________ Custodian _______________
                               (Cust)                   (Minor) Under
                           Uniform Gifts to Minors Act

  Additional abbreviations may also be used though not in the above list.

                          -----------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------

--------------------------------------------------------------

------------------------------------------------------------------------

           (Please Print or Typewrite Name and Address of Assignee)

the within instrument of CINERGY CORP. and does hereby irrevocably constitute and appoint __________________________________________________ Attorney to
transfer said instrument on the books of the within-named corporation, with full power of substitution in the premises.

Dated: __________________                            ___________________________
                                                     Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.